CONVERTIBLE
                                 PROMISSORY NOTE

$3,500,000
New York, New York                                              October 16, 2002

      FOR VALUE RECEIVED, the undersigned, REGENCY AFFILIATES, INC., a Delaware corporation (the "Corporation"), hereby unconditionally promises to pay to the order of ROYALTY HOLDINGS LLC, a Delaware limited liability company (the "Holder"), or its successors or assigns, in lawful money of the United States of America, the principal amount of Three Million Five Hundred Thousand Dollars ($3,500,000), such principal amount, and any unpaid interest accrued hereunder, to be payable on the ten (10) year anniversary of the date hereof (the "Maturity Date"). The unpaid principal and interest under this Convertible Promissory Note (the "Note") shall accrue interest at an annual rate of five percent (5%), compounded annually, through the date on which no amounts are owed under this Note.

      The Corporation may, at any time and from time to time, in whole or in part, prepay without premium or penalty the principal balance of this Note and any accrued and unpaid interest thereon; provided, however, that no such prepayment of principal shall be permitted without thirty-days' prior written notice thereof to the Holder, during which thirty-day period the Holder shall have the right to exercise the Conversion Option (as defined below). Any such prepayments on this Note shall first be applied to accrued and unpaid interest hereunder, and then to the principal amount outstanding.

      Each of the following events shall constitute an "Event of Default":

      (a) the Corporation shall fail to pay any of the principal or interest hereunder when due;

      (b) the Corporation seeks relief as a debtor under any applicable bankruptcy law or other law relating to the liquidation or reorganization of debtors or to the modification or alteration of the rights of creditors or consents to or acquiesces in such relief;

      (c) the Corporation makes an assignment for the benefit of, or enters into a composition with, its creditors;

      (d) the Corporation appoints or consents to the appointment of a receiver or other custodian for all or a substantial part of its property;

      (e) a petition seeking to have the Corporation declared or adjudicated bankrupt or insolvent under any applicable bankruptcy or similar law is not dismissed within sixty (60) days after filing;

      (f) an order is entered by a court of competent jurisdiction for relief against the Corporation in any case commenced under any bankruptcy or similar law or finding the Corporation to be bankrupt or insolvent or ordering or approving its liquidation, reorganization or any modification of the rights of its creditors or assuming custody of, or appointing a receiver, guardian or other custodian for all or a substantial part of its property is not dismissed within sixty (60) days after filing;

      (g)   the Corporation admits its inability to pay its debts when due;

      (h) within thirty days following the expiration or earlier termination of the current lease relating to the property located at 1500 Woodlawn Drive, Woodlawn MD owned by Security Land and Development Company Limited Partnership, the current tenant under such lease shall not have renewed such lease or entered into a new lease for such premises; or

      (i) an Event of Default shall have occurred and be continuing under that certain 9% Promissory Note of the Corporation in favor of the Holder and dated the date hereof.

      If an Event of Default shall occur, then, and in any such event, all amounts payable hereunder shall, without notice or passage of time, be immediately due and payable.

      From and after an Event of Default, the outstanding principal balance of this Note and all accrued and unpaid interest thereon shall bear interest at an annual percentage rate of fourteen (14%) percent, or if such rate of interest may not be collected from the Corporation under applicable law, then at the maximum rate of interest which may be collected from the Corporation under applicable law. Such default rate of interest shall accrue on any judgment rendered hereon. All interest payable under this Note shall be computed on the basis of a 365-day year applied to the actual number of days principal is outstanding.

      Should it become necessary in the opinion of the Holder to employ counsel to collect or enforce this Note, the Corporation agrees to pay all costs, charges, disbursements and reasonable attorneys' fees incurred by the holder(s) in collecting and enforcing payment hereof.

      The Corporation hereby waives presentment, protest, notice of protest, notice of dishonor, diligence in collection, and any and all other notices in matters of a like nature to the maximum extent permitted by law. No failure by the Holder to exercise, and no partial exercise by the Holder of any right or remedy hereunder shall be deemed to be a waiver of or preclude other or further exercise of such right or remedy or of any other right or remedy available to the Holder hereunder, or otherwise. Without limitation, the acceptance by the Holder of any payment of any sum payable hereunder after the due date thereof shall not be deemed to be a waiver of the Holder' rights either to require prompt payment when due of all other sums payable hereunder or to declare a default for failure to make prompt payment.

      At any time and from time to time, all or any portion of the unpaid principal and accrued and unpaid interest under this Note shall, at the option of the Holder, be convertible into fully paid and non-assessable shares of the Corporation's Common Stock (the "Common Stock"), par value $0.01 per share (the "Conversion Option"). The Holder shall have the right to exercise the Conversion Option by surrendering to the Corporation this Note marked "Cancelled"; and, upon such receipt by the Corporation of this Note, the Corporation shall deliver to the Holder or its assigns or designees a certificate or certificates representing the shares of the Common Stock into which this Note is convertible together, if applicable, with a replacement note in the principal amount equal to the balance of the principal amount of the Note and any accrued and unpaid interest thereon after giving effect to such conversion, and the Holder or such assignee or designee of the Holder shall be deemed to be a holder of record of said shares of Common Stock as of the date that the Holder so exercised the Conversion Option.


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

      Subject to the immediately following sentence, the number of shares of Common Stock to be received by the Holder or its assigns or designees upon any conversion of this Note shall be determined by dividing the sum of all or any portion of unpaid principal and all or any portion of accrued and unpaid interest due under this Note with respect to which the Holder exercises the Conversion Option, by $2.00 (the "Conversion Price"). If the Corporation (i) pays a dividend or makes a distribution on its Common Stock in shares of Common Stock; (ii) subdivides its outstanding shares of Common Stock into a greater number of shares; (iii) combines its outstanding shares of Common Stock into a smaller number of shares; (iv) makes a distribution on its Common Stock in shares of its capital stock other than Common Stock; or (v) issues by reclassification of its Common Stock any shares of its capital stock, then the Conversion Price in effect immediately prior to such action shall be adjusted so that the Holder may receive, upon exercise of the Conversion Option, the number of shares of Common Stock or other capital stock of the Corporation which the Holder would have owned immediately following such action if the Holder had converted this Note immediately prior to such action. The Board of Directors of the Corporation shall at all times prior to cancellation of this Note under its terms reserve a sufficient number of authorized but unissued shares of Common Stock for issuance upon conversion hereof, which shall be issued only in satisfaction of the conversion rights and privileges aforesaid.

      The Corporation covenants and agrees not to enter into any loan agreement, note, or other agreement or instrument for the borrowing of money or the contracting of debt, or otherwise incur any indebtedness for borrowed money, which shall rank senior to or pari passu with this Note without the prior written consent of the Holder.

      This Note shall inure to the benefit and be enforceable by the Holder and its successors and assigns.

      This Note shall be governed by and construed in accordance with the laws of the State of New York.

      The Corporation consents and submits to the jurisdiction of the Supreme Court of the State of New York, and of the United States District Court for the Southern District of New York, for all purposes in connection with any dispute, controversy or claim directly or indirectly relating to or arising out of this Note, including the entry of judgment on any award; and consent that any process, notice of motion or other application to either of said courts may be served by registered or certified mail, return receipt requested, by personal service, or in such other manner as may be permissible under the rules of the applicable court, provided a reasonable time for appearance is allowed. The Corporation waives to the extent not prohibited by applicable law, and agrees not to assert, by way of motion, as a defense or otherwise, in any such action, suit, or proceeding, any claim that it is not subject personally to the jurisdiction of the above-named courts, that it is immune from extraterritorial injunctive relief or other injunctive relief, that its property is exempt or immune from attachment or execution, that any such action, suit, or proceeding may not be brought or maintained in one of the above-named courts, that any such action, suit, or proceeding brought or maintained in one of the above-named courts should be


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

dismissed on the grounds of forum non conveniens, should be transferred to any court other than one of the above-named courts, or that this Note or the subject matter hereof may not be enforced in or by any of the above-named courts.

IN WITNESS WHEREOF, the undersigned has executed this Note on the day and year first above written.

                                          REGENCY AFFILIATES, INC.


                                          By:
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                                          Its:
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